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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                           --------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                           --------------------------


      Date of Report (Date of earliest event reported):  February 13, 1998
                                                         (February 4, 1998)


                      UNION TEXAS PETROLEUM HOLDINGS, INC.
             (Exact name of Registrant as specified in its charter)


   Delaware                         1-9019                     76-0040040
 (State or other                 (Commission                (I.R.S. Employer
  jurisdiction                   File Number)              Identification No.)
of incorporation)



               1330 Post Oak Boulevard, Houston, Texas     77056
            (Address of principal executive offices)     (Zip Code)


       Registrant's telephone number, including area code (713) 623-6544
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Item 2.  ACQUISITION OR DISPOSITION OF ASSETS.


         On February 4, 1998, Union Texas Petroleum Holdings, Inc. (the "Company"), through its subsidiary Union Texas Venezuela Limited, completed the acquisition of all of the stock of Compania Occidental de Hidrocarburos, Inc. ("Hidrocarburos"), a U.S. affiliate of Occidental Oil and Gas Corporation ("Occidental"). The acquisition cost approximately $212 million, which included approximately $14 million in working capital and certain closing adjustments. Occidental may receive contingent payments of up to a maximum of $15 million annually for six years based primarily on the level of oil prices. The effective date of the transaction was December 31, 1997. The Company initially funded the acquisition under bank facilities, including a new $130 million facility through Hidrocarburos guaranteed by the Company. The Company may elect to offer preferred stock and long term debt securities under its existing shelf registration statement with the Securities and Exchange Commission in connection with such acquisition. Hidrocarburos operates and has a 100% interest in the operating service contract with PDVSA Petroleo y Gas S.A. ("PDVSA PyG"), a subsidiary of the national oil company, Petroleos de Venezuela S.A. ("PDVSA") and the successor to Maraven S.A., for the Desarrollo Zulia Occidental ("DZO") unit located west of Lake Maracaibo in Western Venezuela. An affiliate of PDVSA has an option to purchase up to a 10% working interest in the DZO operating service contract. In 1998, the Company recorded 114 million net barrels in proved reserves from the DZO unit. The Company anticipates spending $400 to $450 million over the next nine years for future DZO development expenditures. The Company plans to increase current DZO production from 23,000 gross barrels a day up to 55,000 gross barrels within five years. With the addition of the DZO unit more than offsetting the anticipated production decline in 1998, the Company's estimated annual production for 1998 is expected to rise by 25% from approximately 40 million barrels of oil equivalent to about 50 million barrels of oil equivalent. The Company expects to spend $79 million in 1998 on development activities on the DZO unit and its Boqueron properties in Venezuela.

         Hidrocarburos was awarded the operating service contract during Venezuela's Second Round of Operating Agreements in 1993 and operations commenced in 1994. Under an operating services contract, the operator invests capital and provides technology for reactivation of the fields, in exchange for several fees. Under this contract, PDVSA PyG makes a quarterly payment to the operator comprised of operating, capital and incentive fee components and interest on unrecovered capital costs. The operating, capital and interest components are limited by a calculated maximum total fee. The maximum total fee is indexed to a basket of crude oil products and was approximately $7.50 per barrel in the latter half of 1997. Additionally, an incremental incentive fee of several dollars per barrel, which is also indexed to a basket of crude oil products, is payable when cumulative production from the DZO unit (from inception of the 1993 contract) reaches 52 million barrels. Cumulative production is expected to reach 52 million barrels during the second half of 1999. The operator is subject to corporate and local taxes of approximately 37% and does not pay any royalties. Operating costs currently are averaging about $2.90 per barrel. The 20-year contract expires in 2013 and may be extended with the approval of PDVSA PyG.


                                       2

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Item 5.  OTHER EVENTS

         China's Bohai Bay.   Phillips China Inc., a unit of Phillips Petroleum
Company, and Union Texas Bohai Limited announced in January 1998 a second oil discovery in the Bozhong Block of China's Bohai Bay, 35 miles southwest of an unrelated discovery announced in November 1997. The Bozhong 36-2-1 well was drilled to a total depth of 8,491 feet in 69 feet of water. Drill-stem tests over a 653-foot interval, within a gross hydrocarbon column of 1,909 feet, flowed oil at a maximum rate of 2,262 barrels per day. Test rates were limited by testing facilities on the drilling rig. The well was plugged and abandoned. Gravity of the oil was 20.5 degrees API. Phillips China Inc. is operator with a 60% interest; Union Texas Bohai Limited, a unit of the Company, holds the remaining 40%. China National Offshore Oil Corp. has the right to acquire up to a 51% interest in any proposed development. The Bohai-10 drilling rig has been moved to the site of another exploration well, the Bohzhong 36-2-W, which will test a structure adjacent to the most recent discovery. Plans are to gather more seismic data and drill another well on the block later in 1998 or 1999.

         Press Releases. The information set forth in the press releases of the registrant dated November 12, 1997, January 5, 1998, January 27, 1998 and February 5, 1998 which are filed as exhibits hereto, are incorporated herein by reference.

         The information included in this Current Report on Form 8-K and the press releases contain forward-looking statements within the meaning of and in reliance upon the "safe harbor" provisions of the Private Securities Litigation Reform Act, as set forth in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that involve risks and uncertainties, including price volatility, exploration, development, operational, implementation, marketing and opportunity risks, and other factors described from time to time in the registrant's publicly available SEC reports, which could cause actual results to differ materially.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial Statements of Business Acquired

             Financial statements are not required to be provided pursuant to
             Item 7(a) of Form 8-K

         (b) Pro Forma Financial Information

             Pro forma financial statements are not required to be provided pursuant to Item 7(b) of Form 8-K

                                       3
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         (c) Exhibits:


Exhibit
Number           Description
---------        -----------
 2.1             Stock Purchase Agreement dated as of January 27, 1998,
                 between Occidental Oil and Gas Corporation, Union Texas
                 Venezuela Limited and Union Texas International Corporation.

99.1             Press Release dated November 12, 1997

99.2             Press Release dated January 5, 1998

99.3             Press Release dated January 27, 1998

99.4             Press Release dated February 5, 1998



                                       4
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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  UNION TEXAS PETROLEUM HOLDINGS, INC.


                                  By: /s/ ALAN R. CRAIN, JR.
                                      ----------------------------------------
                                      Alan R. Crain, Jr.
                                      Vice President and General Counsel


Date:  February 13, 1998

                                       5
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                               INDEX TO EXHIBITS



Exhibit
Number           Description
---------        -----------
 2.1             Stock Purchase Agreement dated as of January 27, 1998,
                 between Occidental Oil and Gas Corporation, Union Texas
                 Venezuela Limited and Union Texas International Corporation.

99.1             Press Release dated November 12, 1997

99.2             Press Release dated January 5, 1998

99.3             Press Release dated January 27, 1998

99.4             Press Release dated February 5, 1998